Exhibit 99.1

MobileIron Announces Fiscal Third Quarter 2014 Financial Results

Gross Billings Grow 47% Year-over-Year

MOUNTAIN VIEW, Calif., October 29, 2014 – MobileIron (NASDAQ: MOBL), the leader in Mobile IT, today announced results for its third fiscal quarter ended September 30, 2014.

Third Quarter 2014 Financial Highlights

•	Gross billings were $38.2 million, up 47% year-over-year

•	GAAP revenue was $34.9 million, up 32% year-over-year

•	Non-GAAP revenue was $33.7 million, up 54% year-over-year

•	GAAP net loss per share was $0.20; non-GAAP net loss per share was $0.15

•	Surpassed 7,500 cumulative customers who have purchased our platform since 2009

“Our third quarter results demonstrate how quickly mobile is becoming a central computing platform in the enterprise market,” said Bob Tinker, CEO, MobileIron. “In addition to our strong billings and revenue numbers, it was a record quarter on a number of fronts. We had a record number of new licenses sold; a record number of large deals; a record number of cloud customers; and a record quarter in Germany. We thank our global customers for their business and we continue to invest in our best-of-breed platform to enable their Mobile First initiatives.”

Platform

•	Released enhancements to MobileIron Core, Cloud, Sentry, Tunnel, AppConnect, and Web@Work, including same day iOS 8 support and expanded features for Android and Windows Phone.

•	Launched real-time connectivity to Microsoft System Center Console Manager (SCCM), so customers can use MobileIron as their mobile security standard while using SCCM to manage their legacy devices.

•	Integrated MobileIron’s platform with FireEye’s MTP framework to provide security administrators visibility, threat detection, strategic decision-making, and remediation for mobile applications.

•	Expanded ecosystem with 27 new partners that are launched or in the process of integrating, including EMC Syncplicity, HP Autonomy, Imprivata, and TigerText.

•	Launched the next generation of MobileIron University (MIU) with knowledge- and skill-based accreditation paths and a new mobile app that puts Mobile IT training on tablets.

Channels

•	Grew VAR and Operator channel with new resellers including: ChungHwa Telecom (Taiwan), CSC (North America), MTN (Africa), and Orange (Eastern Europe).

•	Our worldwide network of VAR and operator channels continues to drive global growth, with our largest reseller AT&T representing approximately 18% of GAAP revenue for the quarter.

Milestones and Recognition

•	Recognized as a Leader by several independent research firms including Forrester, IDC, and Ovum.*

•	Granted two additional patents: US Patent Number 8,813,242 “Auto-insertion of information classification” and US Patent Number 8,811,970 “Virtual instance architecture for mobile device management systems.”

Financial Outlook

The company is providing the following outlook for its fiscal fourth quarter 2014 (ending December 31, 2014):

•	Total non-GAAP revenue is expected to be between $34.0 million and $35.0 million and GAAP revenue is expected to be between $35.0 million and $36.0 million.

•	Non-GAAP operating expenses are expected to be between $43.0 million and $44.0 million.

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, amortization of intangible assets, and perpetual license revenue recognized from licenses delivered prior to 2013.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal third quarter 2013 and 2014 and non-GAAP results included in this press release.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-778-327-3988 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (858) 384-5517 and referencing conference ID#110072 through December 31, 2014.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding MobileIron’s revenue and other GAAP and non-GAAP financial metrics for the company’s third quarter in 2014 and other statements regarding trends in the company’s business, including statements regarding MobileIron’s GAAP and non-GAAP revenue and operating expense targets, growth in our customer base, increasing customer adoption, and expected benefits from new product offerings. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including MobileIron’s limited operating history, quarterly fluctuations in MobileIron’s operating results, MobileIron’s need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, competitive pressures, customer adoption, changes by operating system providers and mobile device manufacturers, MobileIron’s inability to manage growth, the quality of MobileIron support, and MobileIron’s reliance on channel partners.

Additional information on potential factors that could affect MobileIron’s financial results is included in our SEC filings, including our reports on Forms 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About MobileIron

MobileIron provides the foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

“MobileIron” and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners. © 2014 MobileIron, Inc. All rights reserved.

*	IDC MarketScape: Worldwide Enterprise Mobility Management Software 2014 Vendor Assessment, (Doc# 251379), September 2014.
*	Ovum Decision Matrix: Selecting an Enterprise Mobility Management Solution, 2014-15, by Richard Absalom, Ovum, September 17, 2014.
*	The Forrester Wave™: Enterprise Mobility Management, Q3 2014, September 2014.

Financial Results

MOBILEIRON, INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2013 AND SEPTEMBER 30, 2014

(Amounts in thousands)

(Unaudited)

	December 31, 2013	September 30, 2014
Assets
Current Assets:
Cash and cash equivalents	$73,573	$147,418
Accounts receivable - net	24,125	33,595
Prepaid expenses and other current assets	3,712	4,733

Total current assets	101,410	185,746
Property and equipment - net	3,095	3,370
Intangible assets - net	1,311	1,723
Goodwill	4,799	5,475
Other assets	644	738

Total Assets	$111,259	$197,052

Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current Liabilities:
Accounts payable	$836	$3,463
Accrued expenses	14,798	18,709
Short-term borrowings	4,300	—
Deferred revenue - current	32,422	40,996

Total current liabilities	52,356	63,168
Deferred revenue - noncurrent	8,329	8,637
Other long-term liabilities	140	235

Total liabilities	60,825	72,040

Convertible Preferred Stock	160,259	—
Stockholders’ (Deficit) Equity:
Common stock	2	8
Additional paid-in capital	19,007	300,424
Accumulated deficit	(128,834)	(175,420)

Total stockholders’ (deficit) equity	(109,825)	125,012

Total Liabilities, Convertible Preferred Stock and
Stockholders’ (Deficit) Equity	$111,259	$197,052

MOBILEIRON, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013 and 2014

(Amounts in thousands, except for per share data)

(Unaudited)

	Three Months Ended
	September 30, 2013	September 30, 2014
Revenue:
Perpetual license	$16,932	$17,550
Subscription	4,095	8,031
Software support and services	5,447	9,336

Total revenue (1)	26,474	34,917

Cost of revenue:
Perpetual license (2)	816	1,268
Subscription (1)	899	1,439
Software support and services (1)	2,469	3,742

Total cost of revenue	4,184	6,449

Gross profit	22,290	28,468

Operating expenses:
Research and development (1)	9,210	11,565
Sales and marketing (1)	17,771	25,618
General and administrative (1)	3,177	6,232
Amortization of intangible assets (2)	52	365
Impairment of in-process research and development (2)	3,925	—

Total operating expenses	34,135	43,780

Operating loss	(11,845)	(15,312)
Other expense - net	132	66

Loss before income taxes	(11,977)	(15,378)

Income tax expense	80	135

Net loss	$(12,057)	$(15,513)

Net loss per share, basic and diluted	$(1.18)	$(0.20)

Weighted-average shares used to compute net loss per share, basic and diluted	10,187	75,871

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$14	$—
Cost of revenue
Subscription	13	37
Software support and services	73	431
Research and development	1,123	1,439
Sales and marketing	511	1,957
General and administrative	257	1,015

	$1,991	$4,879

(2) Includes amortization of intangible assets and impairment of IPR&D as follows:
Cost of revenue
Perpetual license	$69	$169
Operating expenses	3,977	365

	$4,046	$534

MOBILEIRON, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 and 2014

(Amounts in thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2013	September 30, 2014
Cash flows from operating activities:
Net loss	$(21,399)	$(46,586)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	6,440	11,811
Depreciation	1,105	1,629
Amortization of intangible assets	364	1,189
Provision for doubtful accounts	—	166
Impairment of in-process research and development	3,925	—
Loss on disposal of equipment	—	21
Changes in current assets and liabilities:
Accounts receivable	272	(9,635)
Other current and noncurrent assets	(2,018)	(1,116)
Accounts payable	(128)	2,287
Accrued expenses and other long-term liabilities	3,159	1,939
Deferred revenue	(8,692)	8,881

Net cash used in operating activities	(16,972)	(29,414)

Cash flows from investing activities:
Purchase of property and equipment	(1,610)	(1,925)
Purchase of intellectual property	(30)	—

Net cash used in investing activities	(1,640)	(1,925)

Cash flows from financing activities:
Amount drawn from revolving line of credit	—	3,300
Repayments of revolving line of credit		(7,600)
Proceeds from initial public offering	—	106,950
Payments of offering costs related to initial public offering	—	(4,049)
Proceeds from employee stock purchase plan		2,518
Net proceeds from issuance of preferred stock	47,493	1,994
Proceeds from exercise of stock options	642	2,071

Net cash provided by financing activities	48,135	105,184

Net increase in cash and cash equivalents	29,523	73,845
Cash and cash equivalents at beginning of period	38,692	73,573

Cash and cash equivalents at end of period	$68,215	$147,418

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, the amortization of intangible assets, the impairment of in-process research and development, and perpetual license revenue recognized from licenses delivered prior to 2013:

Perpetual license revenue recognized from licenses delivered prior to 2013: We have excluded the effect of perpetual license revenue recognized from licenses delivered prior to 2013 from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Because we had not established vendor specific objective evidence, or VSOE, of fair value of software support and services prior to January 1, 2013, we recognized perpetual license revenue ratably over the term of the related software support agreement. Upon establishing VSOE on January 1, 2013, we began to recognize perpetual license revenue upon delivery assuming all other revenue recognition criteria are met. As a result, our perpetual license revenue includes amounts related to licenses delivered prior to 2013. Revenue from these perpetual licenses delivered prior to 2013 has declined over each quarter since the quarter ended March 31, 2013 and will continue to decline sequentially until it is fully amortized.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Impairment of in-process research and development: We have excluded the effect of the impairment of in-process research and development from our operating loss, operating margin, net loss, and net loss per share. This impairment expense is not expected to recur.

Non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of perpetual license revenue recognized from licenses delivered prior to 2013, stock-based compensation expense, amortization of intangible assets and the impairment of in-process research and development, as relevant, from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because revenue recognized from licenses delivered prior to 2013 has and will continue to significantly decline over time until it is fully amortized and stock-based compensation, the amortization of intangible assets and the impairment of in-process research and development have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense and has and will continue to contribute to our revenue earned.

Gross and recurring billings and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; and free cash flow, which we define as cash used in operating activities less the amount of the purchase of property and equipment. We consider gross billings to be a useful metric for management and investors because gross billings drive deferred revenue, which is an important indicator of the health and visibility of our business. Similarly, we consider recurring billings to be a useful metric because recurring billings drive software support and subscription deferred revenue, which is an important indicator of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross and recurring billings versus revenue calculated in accordance with GAAP. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2013	September 30, 2014
Revenue reconciliation:
GAAP total revenue	$26,474	$34,917
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,536)	(1,212)

Non-GAAP total revenue	$21,938	$33,705

Gross profit reconciliation:
GAAP gross profit	$22,290	$28,468
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,536)	(1,212)
Stock-based compensation expenses	86	468
Amortization of intangible assets	69	169

Non-GAAP gross profit	$17,909	$27,893

Gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	84.2%	81.5%
GAAP to non-GAAP gross margin adjustments	(2.6%)	1.3%

Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	81.6%	82.8%

Operating loss reconciliation:
GAAP operating loss	$(11,845)	$(15,312)
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,536)	(1,212)
Stock-based compensation expenses	1,977	4,879
Amortization of intangible assets and impairment of IPR&D	4,046	534

Non-GAAP operating loss	$(10,358)	$(11,111)

Operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(44.7%)	(43.9%)
GAAP to non-GAAP operating margin adjustments	(2.5%)	10.9%

Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(47.2%)	(33.0%)

Net loss reconciliation:
GAAP net loss	$(12,057)	$(15,513)
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,536)	(1,212)
Stock-based compensation expenses	1,977	4,879
Amortization of intangible assets and impairment of IPR&D	4,046	534

Non-GAAP net loss	$(10,570)	$(11,312)

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2013	September 30, 2014
Net loss per share reconciliation:
GAAP net loss per share	$(1.18)	$(0.20)
Perpetual license revenue recognized from licenses delivered prior to 2013	(0.45)	(0.02)
Stock-based compensation expenses	0.19	0.06
Amortization of intangible assets and impairment of IPR&D	0.40	0.01

Non-GAAP net loss per share	$(1.04)	$(0.15)

Gross billings reconciliation:
GAAP total revenue	$26,474	$34,917
Total deferred revenue, end of period	36,808	49,633
Less: Total deferred revenue, beginning of period	(37,355)	(46,310)

Total change in deferred revenue	(547)	3,323

Gross billings	$25,927	$38,240

Recurring billings reconciliation:
GAAP total revenue	$26,474	$34,917
Less: Perpetual license revenue	(16,932)	(17,550)
Less: Professional services revenue	(239)	(793)
Subscription and software support deferred revenue, end of period	23,204	42,535
Less: Subscription and software support deferred revenue, beginning of period	(19,689)	(38,226)

Total change in subscription and software support deferred revenue	3,515	4,309

Less: Adjustments	(781)	(713)

Recurring billings	$12,037	$20,170

Free cash flow reconciliation:
Cash used in operating activities	$(7,694)	$(9,318)
Purchase of property and equipment	(647)	(510)

Free cash flow	$(8,341)	$(9,828)

MOBILEIRON, INC.

SUPPLEMENTAL INFORMATION

(Amounts in thousands)

(Unaudited)

	30-Sep-13	31-Dec-13	31-Mar-14	30-Jun-14	30-Sep-14
GAAP Revenue
United States	$15,104	$16,398	$16,363	$17,621	$20,457
International	11,370	11,726	11,850	13,846	14,460

Total	26,474	28,124	28,213	31,467	34,917
Gross billings	$25,927	$32,067	$30,298	$34,941	$38,240
Recurring billings	12,037	15,657	15,758	18,509	20,170
Non-GAAP gross profit	17,909	20,475	21,588	24,628	27,893
Non-GAAP operating loss	(10,358)	(11,894)	(12,783)	(13,391)	(11,111)
Free cash flow	(8,341)	(9,213)	(10,833)	(10,678)	(9,828)
Components of Deferred Revenue
Software support	$15,171	$19,868	$21,571	$23,544	$25,322
Subscription	8,033	10,600	12,376	14,682	17,213
Other deferred revenue	13,604	10,283	8,889	8,084	7,098

Total	$36,808	$40,751	$42,836	$46,310	$49,633

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825